SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2004

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TRANSAMERICA FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6798	95-1077235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
(Zip Code)

(847) 685-1100
(Registrant’s telephone number, including area code)

Item 5.   Other Events.

        On January 12, 2004, Transamerica Finance Corporation (the “Company”) announced that it had received the requisite number of consents from holders of its outstanding public debt securities, listed in the press release attached hereto as Exhibit 99.1, pursuant to a consent solicitation to amend certain terms and to waive certain rights of the holders under the indentures governing the debt securities subject to the consent solicitation. On January 12, 2004, the Company entered into supplemental indentures effecting such amendments to the related indentures as shown in the attached Exhibits 4.1 through 4.3. The consent solicitation was subject to the terms and conditions contained in the prospectus supplement and consent solicitation statement dated November 18, 2003 and the related prospectus dated November 17, 2003, as supplemented by the supplement dated January 2, 2004. In addition, on January 12, 2004, pursuant to the consent solicitation, AEGON N.V., the Company’s indirect parent, provided guarantees relating to all series of the Company’s outstanding public debt securities as shown in the attached Exhibits 4.4 through 4.6. The Company intends to cease filing periodic reports pursuant to the Securities Exchange Act of 1934.

Item 7.   Financial Statements and Exhibits.

    (c)        Exhibits.

4.1	Conformed copy of the Supplemental Indenture between Transamerica Finance Corporation and U.S. Bank National Association (successor in interest to Continental Illinois National Bank and Trust Company of Chicago) dated as of January 12, 2004 to Indenture between Transamerica Financial Corporation and Continental Illinois National Bank and Trust Company of Chicago dated as of March 15, 1981.

4.2	Conformed copy of the Supplemental Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated as of January 12, 2004 to Indenture between Transamerica Financial Corporation and Harris Trust and Savings Bank dated as of July 1, 1982.

4.3	Conformed copy of the Supplemental Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated as of January 12, 2004 to Indenture between Transamerica Finance Corporation and Harris Trust and Savings Bank dated as of April 1, 1991.

4.4	Conformed copy of the Supplemental Indenture among AEGON N.V., Transamerica Finance Corporation and U.S. Bank National Association (successor in interest to Continental Illinois National Bank and Trust Company of Chicago) dated as of January 12, 2004 to Indenture between Transamerica Financial Corporation and Continental Illinois National Bank and Trust Company of Chicago dated as of March 15, 1981.

4.5	Conformed copy of the Supplemental Indenture among AEGON N.V., Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated as of January 12, 2004 to

Indenture between Transamerica Financial Corporation and Continental Illinois National Bank and Trust Company of Chicago dated as of July 1, 1982.

4.6	Conformed copy of the Supplemental Indenture among AEGON N.V., Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated as of January 12, 2004 to Indenture between Transamerica Finance Corporation and Continental Illinois National Bank and Trust Company of Chicago dated as of April 1, 1991.

99.1	Press release issued by Transamerica Finance Corporation on January 12, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSAMERICA FINANCE CORPORATION

(Registrant)
By:	/s/ THOMAS G. BASTIAN

Thomas G. Bastian
Senior Vice President and Controller

Date: January 23, 2004